Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333 – 145064

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (2)

Dated June 18, 2024, to the Intelligent Variable Annuity® Prospectus dated May 1, 2024

This prospectus supplement provides an update to TIAA-CREF Life Insurance Company (“TIAA Life”) variable annuity contract owners on the investigation into the cybersecurity incident that Infosys McCamish Systems LLC (“IMS”), a TIAA Life and Teachers Insurance and Annuity Association of America (“TIAA”) administrative support service provider, experienced last November.

As previously disclosed, in November 2023, an unauthorized party gained access to IMS’s systems and data, resulting in the temporary suspension of TIAA Life’s ability to process contract transactions and the shutdown of TIAA Life’s self-service online systems. TIAA Life’s operations were fully restored in December 2023, but the investigation into whether any personal information was improperly accessed or otherwise compromised remained ongoing.

IMS has notified TIAA and TIAA Life that their investigation concluded and confirmed that personal information that IMS processed on TIAA and TIAA Life’s behalf was subject to unauthorized access and acquisition. TIAA and TIAA Life are working diligently to identify and provide required notifications to impacted individuals.

If you have any questions, please contact us at 1-800-233-1200.

Please keep this supplement with your prospectus for future reference.

PIKE4 (6/24)